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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 1998


                               INNOVA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   WASHINGTON
                 (State or Other Jurisdiction of Incorporation)


                 000-22931                               91-1453311
           (Commission File Number)         (I.R.S. Employer Identification No.)

     3325 SOUTH 116TH STREET, SEATTLE, WA                  98168
   (Address of Principal Executive Offices)              (Zip Code)

                                 (206) 439-9121
              (Registrant's Telephone Number, Including Area Code)



                                 With a copy to:
                             Marion V. Larson, Esq.
                    GRAHAM & JAMES LLP/RIDDELL WILLIAMS P.S.
                      1001 Fourth Avenue Plaza, Suite 4500
                                Seattle, WA 98154



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ITEM 5. OTHER EVENTS.

        On July 22, 1998, the Registrant, Digital Microwave Corporation, a Delaware corporation ("DMC"), and Iguana Merger Corp., a Washington corporation, and a wholly owned subsidiary of DMC ("Sub"), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") providing for a merger of Sub with and into Registrant. Under the terms of the Merger Agreement, Registrant's shareholders will receive 1.05 shares of DMC's common stock for each outstanding share of Registrant's common stock held by them. The merger is intended to qualify as a tax-free reorganization and a pooling-of-interests for accounting and financial reporting purposes, and is subject to certain conditions, including the approval of the respective stockholders of the Registrant and DMC.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    Press Release issued by the Registrant and DMC dated July 23, 1998.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOVA CORPORATION



Date: July 29, 1998                         By: /s/JOHN M. HEMINGWAY
                                               ---------------------------------
                                               John M. Hemingway
                                               Secretary and Chief Financial
                                               Officer



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